UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 7, 2025

Sonida Senior Living, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road, Suite 810
Dallas, Texas	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SNDA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 7, 2025, Sonida Senior Living, Inc. (the “Company”) entered into a senior secured term loan of $137.0 million (“2025 Ally Term Loan”) with Ally Bank (“Ally”) with a closing fee of 0.75%, or $1.0 million. The 2025 Ally Term Loan amends and restates the Company’s existing term loan agreement with Ally, dated as of March 10, 2022, as amended. The 2025 Ally Term Loan allows for an initial term loan advance on the closing date of $122.0 million on 19 communities, which includes 18 communities under the existing Ally term loan agreement, as well as the Alpharetta community acquired in June 2025. Two additional draws of $7.5 million each will become available subject to achieving certain debt yields and debt service coverages ratios. The 2025 Ally Term Loan has a 36-month maturity date and a variable interest rate of one-month SOFR plus a 2.65% margin (subject to a performance-based stepdown to a 2.45% margin). As of June 30, 2025, the Company had $112.9 million outstanding under the existing Ally term loan agreement, which had a maturity date of March 10, 2026, and a one-year extension option. The Company has the ability to request an increase in the term loan up to $40.0 million to finance additional properties subject to lender due diligence and review.

The foregoing description of the 2025 Ally Term Loan is not complete and is qualified in its entirety by reference to the full text of the 2025 Ally Term Loan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amended and Restated Term Loan Agreement, dated August 7, 2025, by and among Ally Bank, Sonida Senior Living, Inc. and affiliated borrower entities.

104	Cover Page Interactive Data File-formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2025	Sonida Senior Living, Inc.

	By:	/s/ Tabitha Bailey
	Name:	Tabitha Bailey
	Title:	Senior Vice President and Chief Legal Officer